                                 AMENDMENT NO. 4
                                       TO
                           FIRST AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT

      The First Amended and Restated Master Distribution Agreement (the "Agreement"), dated as of July 16, 2001, by and between AIM Variable Insurance Funds, a Delaware business trust and A I M Distributors, Inc., a Delaware corporation, is hereby amended as follows:

      Appendix A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "APPENDIX A

                                       TO

                           FIRST AMENDED AND RESTATED

                          MASTER DISTRIBUTION AGREEMENT

                                       OF

                          AIM VARIABLE INSURANCE FUNDS

SERIES I SHARES

AIM V.I. Aggressive Growth Fund
AIM V.I. Balanced Fund
AIM V.I. Basic Value Fund
AIM V.I. Blue Chip Fund
AIM V.I. Capital Appreciation Fund
AIM V.I. Capital Development Fund
AIM V.I. Core Equity Fund
AIM V.I. Dent Demographic Trends Fund
AIM V.I. Diversified Income Fund
AIM V.I. Government Securities Fund
AIM V.I. Growth Fund
AIM V.I. High Yield Fund
AIM V.I. International Growth Fund
AIM V.I. Large Cap Growth Fund
AIM V.I. Mid Cap Core Equity Fund
AIM V.I. Money Market Fund
AIM V.I. Premier Equity Fund
AIM V.I. Real Estate Fund
AIM V.I. Small Cap Equity Fund
INVESCO VIF - Core Equity Fund
INVESCO VIF - Dynamics Fund
INVESCO VIF - Financial Services Fund
INVESCO VIF - Health Sciences Fund
INVESCO VIF - Leisure Fund
INVESCO VIF - Small Company Growth Fund
INVESCO VIF - Technology Fund
INVESCO VIF - Total Return Fund
INVESCO VIF - Utilities Fund

SERIES II SHARES

AIM V.I. Aggressive Growth Fund
AIM V.I. Balanced Fund
AIM V.I. Basic Value Fund
AIM V.I. Blue Chip Fund
AIM V.I. Capital Appreciation Fund
AIM V.I. Capital Development Fund
AIM V.I. Core Equity Fund
AIM V.I. Dent Demographic Trends Fund
AIM V.I. Diversified Income Fund
AIM V.I. Government Securities Fund
AIM V.I. Growth Fund
AIM V.I. High Yield Fund
AIM V.I. International Growth Fund
AIM V.I. Large Cap Growth Fund
AIM V.I. Mid Cap Core Equity Fund
AIM V.I. Money Market Fund
AIM V.I. Premier Equity Fund
AIM V.I. Real Estate Fund
AIM V.I. Small Cap Equity Fund
INVESCO VIF - Core Equity Fund
INVESCO VIF - Dynamics Fund
INVESCO VIF - Financial Services Fund
INVESCO VIF - Health Sciences Fund
INVESCO VIF - Leisure Fund
INVESCO VIF - Small Company Growth Fund
INVESCO VIF - Technology Fund
INVESCO VIF - Total Return Fund
INVESCO VIF - Utilities Fund"
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      All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Dated: April 30, 2004

                                                  AIM VARIABLE INSURANCE FUNDS

Attest: /s/ Lisa Moss                             By: /s/ Robert H. Graham
        --------------------                          --------------------------
        Assistant Secretary                           President

                                                  A I M DISTRIBUTORS, INC.

Attest: /s/ Lisa Moss                             By: /s/ Gene L. Needles
        --------------------                          --------------------------
        Assistant Secretary                           President